UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreement

On July 28, 2021, Infrastructure and Energy Alternatives, Inc. (the “Company,” “we,” “us,” or “our”) entered into a Transaction Agreement (the “Transaction Agreement”) with the Ares Special Situations Fund IV, L.P. (“ASSF”) and ASOF Holdings I, L.P. (“ASOF” and, together with ASSF, the “Ares Parties”). Pursuant to the Transaction Agreement, we and the Ares Parties have agreed that, among other things, at the closing of a public offering of our common stock, par value $0.0001 per share (the “Common Stock”) and pre-funded warrants to purchase our Common Stock (the “Pre-Funded Warrants”) to be conducted by us:

•The Ares Parties will convert all of their Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) (consisting of all of our issued and outstanding shares of Series A Preferred Stock), into a number of shares of our Common Stock equal to the stated value of the Series A Preferred Stock divided by the lower of the price per share of Common Stock to the public in the public offering and 95.5% of a 30-day volume-weighted average price of our Common Stock on the day immediately prior to the pricing date of the public offering; provided that such price shall not be lower than 90% of the 30-day volume weighted average price of our Common Stock ending on the day immediately prior to the pricing date of the public offering) (the “Series A Conversion Shares”);

•We will issue to the Ares Parties a number of shares of Common Stock representing shares of Common Stock underlying warrants that the Ares Parties are entitled to pursuant to anti-dilution rights that are triggered upon conversion of the Series A Preferred Stock described above (the “Anti-Dilution Warrant Shares”); and

•We will issue to the Ares Parties 5,996,310 shares of Common Stock at an exercise price of $0.0001 per share for the exercise of warrants that were issued to the Ares Parties in connection with their original purchases of Series B Preferred Stock (the “Series B Warrant Shares”).

The Transaction Agreement obligates us to use all of the net proceeds from the public offering of Common Stock and Pre-Funded Warrants (after underwriting discounts) to repurchase a portion of our outstanding Series B Preferred Stock for a price of each share of Series B Preferred Stock equal to the optional redemption price for such share (as defined in the applicable Series B Preferred Stock certificate of designations), calculated as of the repurchase date. We also expect to issue warrants arising under anti-dilution rights to parties other than the Ares Parties as a result of the conversion of the Series A Preferred Stock described above.

The Transaction Agreement also requires us to use our reasonable best efforts to complete an offering of $285.0 to $300.0 million aggregate principal amount of senior notes due 2029 and enter into a new credit facility (the “New Credit Facility”) that will supersede and replace our current Third Amended and Restated Credit Agreement (the “Third A&R Credit Agreement”). Pursuant to the Transaction Agreement, we are required to use the additional proceeds from the senior notes offering to redeem the remaining Series B Preferred Stock not repurchased with the proceeds of the public offering and to repay the term loan under our Third A&R Credit Agreement.
We expect to provide notices of redemption and optional repurchase to holders of our Series B Preferred Stock on or about the pricing date of the offering. We expect the notice to provide for an optional repurchase on the closing of this offering and a conditional redemption of the Series B Preferred Stock using the proceeds of this offering, and a conditional redemption of the remaining Series B Preferred Stock, to the extent not repurchased using the proceeds of this offering, using the proceeds of the senior notes offering on the closing date of the senior notes offering.
ASOF has indicated an interest in purchasing Common Stock and Pre-Funded Warrants in the public offering to be conducted by us that could result in ASOF and its affiliaties beneficially owning at least 37.8% of our outstanding Common Stock on an Adjusted Outstanding Basis. The Transaction Agreement provides that if participation by ASOF results in ASOF and its affiliates that report together as a group under the beneficial ownership rules beneficially owning in excess of 32% of our voting securities (our issued and outstanding Common Stock), then any participation by ASOF in excess of that percentage will be through Pre-Funded Warrants. Participation by ASOF will also be through Pre-Funded Warrants as needed to comply with the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”).

To the extent the exercise of any Pre-Funded Warrants following the public offering conducted by us, together with the effects of the other transactions in the Transaction Agreement, could result in a required filing under the HSR Act, we and the Ares Parties are required to make such filings promptly and to seek early termination of any waiting period, and that the Ares Parties will promptly exercise any Pre-Funded Warrants following such approval (but subject to the requirement they, together with their affiliates that report together as a group under the beneficial ownership rules, will not beneficially own more than 32%

of our issued and outstanding Common Stock as provided in the Form of Pre-Funded Warrant). All costs and expenses associated with filings under the HSR Act will be borne by us.
The Transaction Agreement requires us to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Ares Parties and their affiliates in connection with the examination, review, diligence, documentation, negotiations, closing and funding of the transactions contemplated by the Transaction Agreement up to $500,000 (which expenses may exceed $500,000 with our prior written consent).

We and the Ares Parties have made customary representations and warranties in the Transaction Agreement. The Transaction Agreement also contains various affirmative and restrictive covenants. We have agreed to indemnify the Ares Parties for breaches and inaccuracies in the representations and warranties in any transaction documents, or any breach or default of any covenants, agreements or obligations in the transaction documents.

The Transaction Agreement may be terminated by the mutual consent of us and the Ares Parties, and will terminate automatically if the closing of the public offering to be conducted by us has not occurred by August 15, 2021. The Transaction Agreement may also be terminated if there is an order preventing the transactions under the Transaction Agreement, or if there are any breaches of the representations and warranties in the Transaction Agreement.
The Transaction Agreement provides that we will enter into a stockholders’ agreement (the “Stockholders’ Agreement”) with the Ares Parties at the closing of the public offering to be conducted by us. Pursuant to the Stockholders’ Agreement:

•We will agree to take any and all necessary action to cause our board of directors (the “Board”) at the closing of the public offering (or as soon thereafter as the Ares Parties request) to be comprised of a total of ten directors (until the next annual or special meeting at which directors are elected following the closing of the public offering), including two designated representatives of the Ares Parties, and to permit the Ares Parties to continue to designate two representatives to the Board as long as the Ares Parties and their affiliates beneficially own more than or equal to 20% of our Common Stock, one representative as long as the Ares Parties and their affiliates beneficially own less than 20% but more than or equal to 10% of our Common Stock, and no representatives if the Ares Parties and their affiliates beneficially own less than 10% of our Common Stock. The Stockholders’ Agreement also requires us to take any and all necessary action to reduce the number of directors on the Board to nine (9) and to cause the Board to be comprised of a total of nine (9) directorships (in each case, including (or assuming) both of the Ares representatives are members of the Board) immediately following the first annual or special meeting at which directors are elected following the closing of the offering.

•Additionally, if the Ares Parties beneficially own in excess of 37.8% of the Common Stock on an Adjusted Outstanding Basis at the closing of the public offering (excluding the effects of any exercise of any underwriters’ over-allotment option), the Stockholders’ Agreement will provide:

◦the Ares Parties will agree not to transfer any equity securities acquired in the public offering of Common Stock and Pre-Funded Warrants (including shares of Common Stock issuable upon exercise of the Pre-Funded Warrants) until twelve months following the initial closing of the public offering; provided, however, that certain transfers in connections with consolidations and reorganizations, tender or exchange offers, exercises of registration rights and certain distributions are permitted; and

◦the Ares Parties will also agree, with respect to themselves and their controlled affiliates acting on their behalf, for a period of time up to the earlier of the thirty-month anniversary of the date of closing of the public offering to be conducted by us, or the earlier occurrence of the date in which the Ares Parties and their affiliates beneficially own less than 10% of our outstanding Common Stock, a change of control transaction, a material breach of the Stockholders’ Agreement by us, an event of default by us with respect to the senior notes or New Facility or other indebtedness exceeding $50.0 million, or any winding up, dissolution or liquidation or bankruptcy (subject to certain permitted exceptions):

▪not to transfer its Common Stock to competitors (as defined in the Stockholders’ Agreement) or any person that would beneficially own more than 20% of our Common Stock, subject to certain permitted exceptions;
▪not to take, or permit their controlled affiliates acting on their behalf to take, certain actions, subject to certain permitted exceptions, including, but not limited to:

•making any public announcement, proposal or offer, with respect to (a) acquisitions of additional Common Stock, (b) any restructuring, recapitalization, liquidation or similar transaction, (c) the election of directors other than the Ares Parties’ designees, or (d) changes to the Board and calling of special meetings;

•publicly seek a change in the composition or size of the Board;

•deposit any voting securities into a voting trust;

•acquire any voting securities or beneficial ownership thereof greater than the Ares Parties’ beneficial ownership following closing of the public offering and 37.8% of the Common Stock on an Adjusted Outstanding Basis;

•call for, or initiate, propose or requisition a call for any general or special meeting;

•publicly state an intention, plan or arrangement to do any of the foregoing; or

•intentionally and knowingly instigate, facilitate, encourage or assist any third party to do any of the foregoing; and

▪to cause all voting securities to be present at any annual or special meeting in which directors are to be elected, to vote such securities either as recommended by the Board, or in the same proportions as votes cast by other voting securities with respect to director nominees or other nominees and in favor of any director nominee of the Ares Parties, not to vote in favor of a change of control transaction pursuant to which the Ares Parties would receive consideration that is different in amount or form from other stockholders unless approved by the Board; and

•the Ares Parties are afforded reasonable access to our books and records for so long as the Ares Parties have a right to designate a director to the Board.

When we refer to the number of shares of Common Stock outstanding on a “Adjusted Outstanding Basis” we are referring to 25,150,306 shares of our Common Stock outstanding as of July 28, 2021, plus
•shares of Common Stock and shares of Common Stock issuable upon exercise of Pre-Funded Warrants to be sold in the public offering;
•the Series A Conversion Shares;
•the Anti-Dilution Warrant Shares acquired by the Ares Parties and warrants for shares of Common Stock for anti-dilution rights held by parties other than the Ares Parties or their affiliates;
•5,996,310 Series B Warrant Shares held by the Ares Parties and 135,492 Series B Warrant Shares held by parties other than the Ares Parties or their affiliates; and

•the assumed issuance of shares of Common Stock issuable for outstanding restricted stock units, performance units and options (such options being accounted for net share settled under the treasury stock method) issued under the Incentive Plan.

The Adjusted Outstanding Basis does not give effect to shares of Common Stock issuable upon the exercise of outstanding warrants issued in connection with our initial public offering and the closing of our business combination in March 2018, and shares of Common Stock underlying warrants that would be issued pursuant to anti-dilution rights of the Ares Parties or third parties that are triggered upon the exercise of the warrants issued in connection with our initial public offering or other transactions, other than under the Transaction Agreement.

The Transaction Agreement also provides that we will enter into a registration rights agreement amendment (the “Registration Rights Agreement Amendment”) with the Ares Parties at the closing of the public offering. Pursuant to the Registration Rights Agreement Amendment, the following securities become registrable securities:
•the shares of Common Stock issued to the Ares Parties pursuant to the Transaction Agreement or the offering and from time to time held by the Ares Parties and their permitted transferees;

•the Pre-Funded Warrants issued in the offering and from time to time held by the Ares Parties and their permitted transferees;

•Common Stock issuable upon exercise of the Pre-Funded Warrants issued in the offering held by the Ares Parties and their permitted transferees;

•Common Stock held on the date of the Registration Rights Agreement Amendment by the Ares Parties; and

•all other shares of Common Stock acquired after the date of the Registration Rights Agreement Amendment by the Ares Parties and their permitted transferees or their affiliated funds, investment vehicles, co-investment vehicles and managed accounts.

The Registration Rights Agreement Amendment also provides that under the Registration Rights Agreement Amendment, we are obligated to use our commercially reasonable efforts to file a registration statement relating to the resale of such registrable securities by the Ares Parties no later than the close of the first business day following the expiration of the lock-up agreement that the Ares Parties are expected to enter into in connection with the public offering, to cause that registration statement to be declared effective, and to keep that registration statement effective for so long as is necessary to permit the disposition of the registrable securities.
The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by the full copy of the Transaction Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by this reference herein as if set forth in full.

Certain Relationships

As of July 28, 2021, and prior to giving effect to the transactions described above under Transaction Agreement, the Ares Parties and Ares Management LLC, on behalf of its affiliated funds, investment vehicles and/or managed accounts (“Ares”) collectively owned 17,482.5 shares of our Series A Preferred Stock, 50,000 shares of our Series B-1 Preferred Stock, 50,000 shares of our Series B-2 Preferred Stock, 99,123.87 shares of our Series B-3 Preferred Stock, warrants to purchase 5,996,310 shares of our Common Stock and certain anti-dilution rights to acquire additional warrants to purchase our Common Stock upon certain transactions, and the Ares Parties have the right to designate two directors to our Board under our Series B Preferred Stock (one designation right of which has been waived), and also have certain consent rights. For more information on relationships between us, the Ares Parties and Ares prior to giving effect to the transactions described in this Item 1.01, please see “Certain Relationships and Related Party Transactions” in our Definitive Proxy Statement on Schedule 14A for our 2021 Annual Meeting of Shareholders filed with the SEC on March 26, 2021.

Item 2.02. Results of Operations and Financial Condition

    The information related to our earnings release contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 3.02. Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Series A Conversion Shares, Series B Warrant Shares and Series B Anti-Dilution Warrant Shares is incorporated by reference in this Item 3.02. These securities will be issued in reliance on the exception in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)

Item 3.03. Material Modification to Rights of Security Holders.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 7.01. Regulation FD Disclosure
On July 28, 2021, we announced its financial results for the quarter ended June 30, 2021. A copy of our earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

On July 28, 2021, we also issued a press release announcing the Transaction Agreement. A copy of our press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) nor incorporated by reference in any registration statement filed by us under the Securities Act.
Cautionary Note Regarding Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in our filings made with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Transaction Agreement between the Company and the Ares Parties, dated as of July 28, 2021.
99.1	Press Release dated as of July 28, 2021 announcing quarterly earnings.
99.2	Press Release dated as of July 28, 2021 announcing the Transaction Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Peter J. Moerbeek
	Name:	Peter J. Moerbeek
	Title:	Chief Financial Officer